Transamerica Preferred Advantage Variable Annuity

Issued by

Transamerica Life Insurance Company

Supplement Dated November 18, 2003

to the

Prospectus dated May 1, 2003

Effective December 3, 2003, the First American International Portfolio subaccount, the First American Large Cap Growth Portfolio subaccount, the First American Mid Cap Growth Portfolio subaccount, the First American Small Cap Growth Portfolio subaccount, and the First American Technology Portfolio subaccount (the “subaccounts”) are closed to new investment. “Closed to new investment” means no one can allocate additional amounts (either through policy transfer or additional premium) to those subaccounts after December 2, 2003.

If you have any amount in the subaccounts on December 3, 2003, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the subaccounts into other subaccounts;
•	withdraw amounts from the subaccounts; and
•	maintain your current investment in the subaccounts.

Please note:    If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing) directing us to invest in the subaccounts, you need to provide us with new instructions for amounts that would have otherwise gone into those subaccounts.

As always, the availability of any subaccount as an investment option, including the First American International Portfolio subaccount, the First American Large Cap Growth Portfolio subaccount, the First American Mid Cap Growth Portfolio subaccount, the First American Small Cap Growth Portfolio subaccount, and the First American Technology Portfolio subaccount, are subject to change. See the prospectus for more information concerning the addition, deletion or substitution of investments.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica Preferred Advantage Variable Annuity dated May 1, 2003